UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         _______________________________

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) September 12, 2008


                           BRITTON INTERNATIONAL INC.
             ______________________________________________________
               (Exact Name of Registrant as Specified in Charter)


             Nevada                   000-52861                 47-0926554
________________________________________________________________________________
 (State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)


                             401 Wilshire Boulevard
                                   Suite 1065
                                Santa Monica, CA
                                      90401
               ___________________________________________________
               (Address of principal executive offices) (Zip Code)


                                 (877) 355-1388
               __________________________________________________
               Registrant's telephone number, including area code


                                      N/A
         _____________________________________________________________
         (Former name or former address, if changed since last report)


Check the appropriate box below of the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.01  - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) On September 12, 2008, the Company ended the engagement of Schumacher & Associates, Inc., LLC ("Schumacher") as its independent certified public accountants. The decision was approved by the Board of Directors of the Company.

     The report of Schumacher on the Company's financial statements for the fiscal years ended April 30, 2008 and 2007 did not contain an adverse opinion or disclaimer of opinion. During the Company's fiscal years ended April 30, 2008 and 2007, there were no disagreements with Schumacher on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Schumacher, would have caused Schumacher to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such years or subsequent interim periods.

     The Company requested that Schumacher furnish it with a letter addressed to the Company confirming its dismissal and whether or not it agrees with the Company's financial statements. A copy of the letter furnished by Schumacher in response to that request, dated September 12, 2008 is filed as Exhibit 16.1 to this Form 8-K.

(b) On September 12, 2008, Morgenstern, Svoboda & Baer, CPA's, P.C. ("Morgenstern") was engaged as the Company's new independent certified accountants. During the two most recent fiscal years and the interim period preceding the engagement of Morgenstern, the Company has not consulted with Morgenstern regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement or event identified in paragraph (a)(1)(iv) of Item 304 of Regulation S-B.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(a) EXHIBITS.

     16.1     Letter re: Change of Certifying Accountant


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


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               BRITTON INTERNATIONAL INC.


Date: September 15, 2008

                               By: /s/ DONALD K. BELL
                               ___________________________________________
                               Name:   Donald K. Bell
                               Title:  Director and President
                                       (Principal Executive) and Financial
                                       and Accounting Officer














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